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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 1996

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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ----------------

                                   FORM 10/A

                  FILED PURSUANT TO SECTION 12(B) OR 12(G) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               ----------------

                           UNISOURCE WORLDWIDE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

              DELAWARE                                 13-5369500
   (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)

         825 DUPORTAIL ROAD                            19087-5589
         WAYNE, PENNSYLVANIA                           (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE
              OFFICES)

       Registrant's telephone number, including area code: (610) 296-8000

       Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS TO BE REGISTERED      NAME OF EACH EXCHANGE ON WHICH EACH
 COMMON STOCK, PAR VALUE $0.001 PER            CLASS IS TO BE REGISTERED
                SHARE                           NEW YORK STOCK EXCHANGE
                                              PHILADELPHIA STOCK EXCHANGE
                                                 CHICAGO STOCK EXCHANGE

       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Unisource Worldwide, Inc.

                                                     /s/ Ray B. Mundt
                                          By: _________________________________
                                             Name: Ray B. Mundt
                                                 Title: Chairman and Chief
                                                     Executive Officer

Date: December 11, 1996

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